                              JEFFERIES GROUP, INC.


                   UNAUDITED FINANCIAL INFORMATION RELATING TO
                                PLANNED SPIN-OFF

                          [JEFFERIES GROUP, INC. LOGO]

================================================================================



                                                                           PAGE
                                                                           ----
HIGHLIGHTS

       PLANNED TRANSACTION...............................................    1-3

       SELECTED FINANCIAL INFORMATION....................................    4-7


APPENDIX

       JEFFERIES GROUP, INC. CONSOLIDATING FINANCIAL INFORMATION

              STATEMENTS OF FINANCIAL CONDITION..........................     A

              STATEMENTS OF EARNINGS.....................................     B


This document contains statements concerning the timing, structure and ramifications of the proposed spin-off and related transactions that are intended to be "forward-looking statements", as that phrase is defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which can be identified by the use of terms such as "plan", "anticipate", "will", "would", "expect", "estimate" or variations of such terms, may not occur as presently anticipated in the event necessary approvals are not obtained or are not obtained on acceptable terms or in the event of adverse developments in the market for Jefferies Group or ITGI securities or in securities markets in general. As a result, no forward-looking statement should be regarded as a representation by Jefferies Group, ITGI or any other person that the presently anticipated events will occur as described herein.

PLANNED TRANSACTION
================================================================================



On March 17, 1998, Jefferies Group, Inc. and Investment Technology Group, Inc. announced plans to separate Jefferies & Company, Inc. and Investment Technology Group, Inc. through a spin-off.

Jefferies Group, Inc. is a holding company for two principal lines of business: a full-service global investment bank serving institutions and small- to medium-sized corporations (referred to in this document as "JEFCO"); and 82.3 percent-owned Investment Technology Group, Inc., the leading provider of technology-based equity trading services and transaction research to institutional investors and brokers.

According to the plan, Jefferies Group shareholders will own 100% of JEFCO and approximately 82.3% of ITGI when the transaction closes. The public ITGI shareholders will continue to own approximately 17.7% of ITGI. The spin-off will be accomplished by a tax-free distribution of 100% of the shares of a new holding company, JEFCO, to Jefferies Group shareholders. Jefferies Group's 15 million shares of ITGI would then be its only asset. (As of December 31, 1997, total outstanding shares of ITGI were 18.2 million.) The spin-off would be followed immediately by a tax-free merger of Jefferies Group and ITGI.

Jefferies Group will seek a ruling from the IRS regarding the tax-free nature of the distribution of JEFCO and expects to complete the transaction by the end of the year.


                                       1
                                                    [JEFFERIES GROUP, INC. LOGO]

PLANNED TRANSACTION
================================================================================



Jefferies Group and ITGI expect that both companies will have financial strength and flexibility for future growth. The spin-off plan calls for:

      - Increasing JEFCO's capital base through a combination of Jefferies Group stock option exercises, termination of Jefferies Group's deferred compensation plan, various tax benefits and a special dividend of approximately $50-75 million from ITGI to all of its stockholders. It is currently anticipated that at the transaction closing date, JEFCO will have a minimum equity capital base of $320 million and ITGI will have a minimum equity capital base of $20 million.

      - Assumption by JEFCO of Jefferies Group's existing $150 million senior unsecured debt obligation.

      - Establishing an employee stock ownership plan at JEFCO, which will further align the interests of employees and stockholders at JEFCO by providing equity-based compensation incentives linked directly to JEFCO's operating performance.

The spin-off and restructuring transactions are contingent on a number of factors, including receipt of all required Board of Directors and shareholder approvals of Jefferies Group and ITGI, receipt of a favorable tax ruling from the IRS and other required regulatory and contractual approvals.

                                        2
                                                    [JEFFERIES GROUP, INC. LOGO]

PLANNED TRANSACTION
================================================================================

                                [GRAPHIC OMITTED]


                                   JEF GROUP
                                  SHAREHOLDERS
                                 100% OWNERSHIP

                           JEFFERIES GROUP, INC. LOGO              ITGI
                                 82% OWNERSHIP              MINORITY INTEREST
                                                               18% OWNERSHIP

               - Post Spin-Off            UPSTREAM MERGER
                 Minimum Equity: $20 mm   - MERGE ITGI INTO JEF GROUP AND
                                            EXCHANGE MINORITY INTEREST SHARES
                                            IN ITGI FOR JEF GROUP SHARES
                                          - CHANGE JEF GROUP NAME TO ITGI

"JEFCO"                                          INVESTMENT
- Post Spin-Off Minimum Capital: $470 mm         TECHNOLOGY
- Post Spin-Off Minimum Equity: $320 mm          GROUP, INC.

                                                    [JEFFERIES GROUP, INC. LOGO]

JEFFERIES GROUP, INC. CONSOLIDATED FINANCIAL INFORMATION
================================================================================
SELECTED CONSOLIDATED FINANCIAL DATA

(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
                                                                                YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------------------------------------
                                                          1997           1996           1995          1994          1993
                                                      ----------     ----------     ----------     ----------     ----------
INCOME STATEMENT(a)
Net Revenues                                          $  703,038     $  478,774     $  351,222     $  262,538     $  292,789

Operating Income                                         115,950         83,187         53,238         30,779         47,344

Earnings before income taxes, minority interest,
  and cumulative effect of change in accounting
  principle                                              115,950         83,187         53,238         39,036         47,344
Income Taxes                                              47,677         35,438         21,911         17,568         19,755
Minority Interest                                          4,706          4,189          2,798          1,244              0
                                                      ----------     ----------     ----------     ----------     ----------
Net Earnings                                          $   63,567     $   43,560     $   28,529     $   20,224     $   28,947(b)

EARNINGS PER SHARE
Diluted Earnings                                      $     2.80     $     1.84     $     1.19     $     0.81     $     1.22

                                                                                   As of December 31,
                                                      ----------------------------------------------------------------------
                                                            1997           1996           1995           1994           1993
                                                      ----------     ----------     ----------     ----------     ----------
BALANCE SHEET(a)
Cash, Cash Equivalents, and Short Term Investments    $  224,465     $  180,435     $   72,821     $   73,533     $   28,914
Total Assets                                           2,099,542      1,568,087      1,536,969      1,557,348      1,388,403
Long-Term Debt                                           149,290         52,987         56,322         59,570          9,968
Stockholders' Equity                                     242,756        195,445        186,261        163,235        144,558

SELECTED RATIOS:
Pre-Tax Margin (as a % of Net Revenue)                        16%            17%            15%            15%            16%
Return on Average Equity                                      30%            23%            17%            13%            25%
Book Value Per Share Outstanding                      $    11.97     $     9.43     $     8.28     $     7.28     $     6.35
Shares Outstanding                                        20,286         20,726         22,514         22,420         22,782
Diluted Weighted Average Shares Outstanding               22,349         23,410         23,922         24,756         24,664

(a) ITGI is fully consolidated into Jefferies Group, Inc. The minority interest in ITGI is recorded as a liability. This liability representing the minority interest is increased each period by the minority's share of net income from ITGI and such amount is deducted from the determination of net earnings from Jefferies Group, Inc.

(b) Includes cumulative adjustment of $1.4 million due to adoption of accounting standard in 1993.



                                       4
                                                    [JEFFERIES GROUP, INC. LOGO]

JEFFERIES GROUP, INC. CONSOLIDATED FINANCIAL INFORMATION
================================================================================
TOTAL REVENUE GROWTH & COMPOSITION

                                    [GRAPH]

(IN MILLIONS)

$800                                                            $765
                                                                  17%

$600                                                 $517
                                          $406         21%
                                                                           ITGI
$400
                    $310       $304         18%                            JEFCO
                                                                  83%
                      16%        18%
$200                                                   79%
                                            82%
                      84%        82%

$  0
                    1993       1994       1995       1996       1997



                                       5
                                                    [JEFFERIES GROUP, INC. LOGO]

SEGMENT FINANCIAL INFORMATION - "JEFCO"
================================================================================
SELECTED FINANCIAL DATA

The following represents historical financial information of Jefferies Group, Inc.'s core brokerage and banking business - "JEFCO."

(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)                                 YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------------------------------
                                                                1997            1996           1995           1994           1993
                                                             ----------        ------        -------        --------     -----------
INCOME STATEMENT
Net Revenues                                                 $569,528        $369,183      $  279,939     $  206,968     $   243,470
Operating Income                                               68,690          42,186          28,350         13,007          40,918
Contribution to Consolidated Jefferies Group, Inc.
     Net Earnings                                              41,356          24,414          16,422         29,330(b)       25,620

EARNINGS PER SHARE
Contribution to Consolidated Jefferies Group, Inc.
     Diluted Earnings(a)                                      $  1.85        $   1.04       $   0.69      $   1.18       $      1.04


                                                                                       AS OF DECEMBER 31,
                                                             -----------------------------------------------------------------------
                                                                1997            1996           1995           1994           1993
                                                             ----------        ------        -------        --------     -----------
BALANCE SHEET
Cash, Cash Equivalents, and Short Term Investments           $  173,202     $  136,480     $   54,861     $   52,087     $   22,904
Total Assets                                                  1,994,684      1,493,117      1,497,351      1,526,869      1,376,293
Long-Term Debt                                                  149,290         52,987         56,322         59,570          9,968
Stockholders' Equity                                            165,568        140,314        149,163        137,478        130,714

SELECTED RATIOS:
Pre-Tax Margin (as a % of Net Revenue)                               12%            11%            10%            25%            17%
Return on Average Equity                                             27%            17%            11%            22%            24%

(a) Contribution is calculated based on consolidated Jefferies Group, Inc. diluted weighted average shares outstanding.

(b) Contribution to consolidated Jefferies Group, Inc. net earnings in 1994 includes a one-time, after tax gain of approximately $22 million or $.89 per diluted share related to the IPO of ITGI.


                                       6
                                                    [JEFFERIES GROUP, INC. LOGO]

SEGMENT FINANCIAL INFORMATION - "ITGI"
================================================================================
SELECTED FINANCIAL DATA

The following represents historical financial information of Jefferies Group, Inc.'s equity ownership of approximately 82% currently of Investment Technology Group, Inc. - "ITGI."

(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)                             YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------------------------
                                                          1997          1996           1995          1994             1993
                                                        --------      --------       --------      --------          ------
INCOME STATEMENT
Net Revenues                                            $136,896      $111,333      $ 72,328      $ 56,706         $ 49,316
Contribution to Consolidated Jefferies Group, Inc.
     Net Earnings (Loss)(a)                               22,211        19,146        12,107        (9,106)(c)        3,327

EARNINGS (LOSS) PER SHARE
Contribution to Consolidated Jefferies Group, Inc.
     Diluted Earnings(b)                                $   0.95      $   0.80      $   0.50      $   (.37)(c)     $   0.18

                                                                               AS OF DECEMBER 31,
                                                        -------------------------------------------------------------------
                                                          1997          1996           1995          1994             1993
                                                        --------      --------       --------      --------          ------
BALANCE SHEET
Cash, Cash Equivalents, and Short Term Investments      $ 51,263      $ 43,955      $ 17,960      $ 21,446         $  6,010
Total Assets                                             113,641        82,798        55,318        38,354           23,496
Long-Term Debt                                                 0             0             0             0                0

SELECTED RATIOS:
Pre-Tax Margin (as a % of Net Revenue)                        35%           37%           34%          -22%              13%

(a) Contribution to consolidated Jefferies Group, Inc. net earnings (loss) represent Jefferies Group, Inc.'s ownership percentage of approximately 82% of ITGI from May 1994 to present. Previous to May 1994, ITGI was a wholly owned subsidiary of Jefferies Group, Inc.

(b) Contribution is calculated based on consolidated Jefferies Group, Inc. diluted weighted average shares outstanding including earnings adjustments for stock options of ITGI.

(c) Contribution to consolidated Jefferies Group, Inc. net earnings in 1994 includes a non-recurring, after tax charge of approximately $20 million or $.80 per diluted share related to termination of plans expense.



                                       7
                                                    [JEFFERIES GROUP, INC. LOGO]

APPENDIX A
================================================================================
JEFFERIES GROUP INC. HISTORICAL CONSOLIDATING STATEMENTS OF FINANCIAL CONDITION

The following table represents the historical assets and liabilities of Jefferies Group, Inc. broken down between its core brokerage and banking business - "JEFCO" - and its approximately 82% ownership interest of ITGI.

(DOLLARS IN THOUSANDS)                                      AS OF DECEMBER 31, 1997                   AS OF DECEMBER 31, 1996
                                                        ----------------------------------------------------------------------------
                                                                                 JEFFERIES                               JEFFERIES
                                                           ITGI(a)    JEFCO(a)   GROUP, INC.     ITGI(a)     JEFCO(a)    GROUP, INC.
                                                        ----------    --------   -----------     -------     --------    -----------
ASSETS
Cash and cash equivalents                               $   51,263   $   58,225   $  109,488   $   43,955   $   70,187   $  114,142
Cash and securities segregated and on deposit for
  regulatory purposes or deposited with clearing and
  depository organizations                                       0       30,977       30,977            0       29,107       29,107
Receivables from brokers and dealers                         2,931    1,269,664    1,269,664        2,812      965,625      965,625
Receivables from customers, officers and directors               0      166,284      166,284            0      113,872      113,872
Securities owned                                               358      245,055      245,413        4,808      192,962      197,770
Investments                                                 10,935      143,649      154,584        5,193       45,416       50,609
Premises and equipment                                      19,506       23,322       42,828        8,442       22,429       30,871
Other assets                                                28,648       57,508       80,304       17,588       53,519       66,091
                                                        ----------   ----------   ----------   ----------   ----------   -----------
                                                        $  113,641   $1,994,684   $2,099,542   $   82,798   $1,493,117   $1,568,087
                                                        ==========   ==========   ==========   ==========   ==========   ===========

LIABILITIES AND
STOCKHOLDERS' EQUITY
Payable to brokers and dealers                          $        0   $  981,705   $  981,705   $        0   $  805,713   $  805,713
Payable to customers                                             0      202,255      202,255            0      170,384      170,384
Securities sold, not yet purchased                               3      188,700      188,703        1,226      123,089      124,315
Accrued expenses and other liabilities                      19,875      307,166      318,258       14,479      200,630      207,281
                                                        ----------   ----------   ----------   ----------   ----------   -----------
                                                            19,878    1,679,826    1,690,921       15,705    1,299,816    1,307,693
Long-term debt                                                   0      149,290      149,290            0       52,987       52,987
Minority interest                                           16,575            0       16,575       11,962            0       11,962
                                                        ----------   ----------   ----------   ----------   ----------   -----------
                                                            36,453    1,829,116    1,856,786       27,667    1,352,803    1,372,642
Stockholders' equity                                        77,188      165,568      242,756       55,131      140,314      195,445
                                                        ----------   ----------   ----------   ----------   ----------   -----------
                                                        $  113,641   $1,994,684   $2,099,542   $   82,798   $1,493,117   $1,568,087
                                                        ==========   ==========   ==========   ==========   ==========   ===========

(a) Each company's financial statements, which are shown here on a stand alone basis, include intercompany balances which would eliminate in consolidation. As a result, the sum of the two companies may not total the consolidated Jefferies Group, Inc. balance shown.

                                                    [JEFFERIES GROUP, INC. LOGO]

APPENDIX B
================================================================================
JEFFERIES GROUP INC. HISTORICAL CONSOLIDATING STATEMENTS OF EARNINGS

The following table represents the results of operations of Jefferies Group, Inc. broken down between its core brokerage and banking business - "JEFCO" - and its approximately 82% ownership interest of ITGI.

(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                     FOR THE YEAR ENDED              FOR THE YEAR ENDED                FOR THE YEAR ENDED
                                     DECEMBER 31, 1997                DECEMBER 31, 1996                 DECEMBER 31, 1995
                              ---------------------------------  ---------------------------------   -------------------------------
                                                    JEFFERIES                          JEFFERIES                         JEFFERIES
                              ITGI(a)    JEFCO(a)   GROUP, INC.   ITGI(a)   JEFCO(a)   GROUP, INC.   ITGI(a)   JEFCO(a)  GROUP, INC.
                              --------   --------   -----------  --------   --------   -----------  --------   --------  -----------
Total revenues                $137,042   $630,842   $   764,504   $111,556   $407,023   $  516,626   $ 72,381   $334,282  $ 405,587
Interest expense                   146     61,314        61,466        223     37,840       37,852         53     54,343     54,365
                              --------   --------   -----------   --------   --------   ----------   --------   --------   --------
Revenues, net of interest
  expense                      136,896    569,528       703,038    111,333    369,183      478,774     72,328    279,939    351,222
Total non-interest expenses     89,636    500,838       587,088     70,332    326,997      395,587     47,440    251,589    297,984
                              --------   --------   -----------   --------   --------   ----------   --------   --------   --------
Earnings before income taxes
  and minority interest         47,260     68,690       115,950     41,001     42,186       83,187     24,888     28,350     53,238
Income taxes                    20,343     27,334        47,677     17,666     17,772       35,438      9,983     11,928     21,911
                              --------   --------   -----------   --------   --------   ----------   --------   --------   --------
Earnings before minority
  interest                      26,917     41,356        68,273     23,335     24,414       47,749     14,905     16,422     31,327
Minority interest                4,706       --           4,706      4,189       --          4,189      2,798       --        2,798
                              --------   --------   -----------   --------   --------   ----------   --------   --------   --------
Net earnings                  $ 22,211   $ 41,356   $    63,567   $ 19,146   $ 24,414   $   43,560   $ 12,107   $ 16,422  $  28,529

Earnings Per Share
        Basic Earnings(b)     $   1.03   $   1.92   $      2.95   $   0.84   $   1.06   $     1.90   $   0.52   $   0.71  $    1.23
        Diluted Earnings(b)   $   0.95   $   1.85   $      2.80   $   0.80   $   1.04   $     1.84   $   0.50   $   0.69  $    1.19

(a) Each company's financial statements, which are shown here on a stand alone basis, include intercompany balances which would eliminate in consolidation. As a result, the sum of the two companies may not total the consolidated Jefferies Group, Inc. balance shown.

(b) For ITGI and JEFCO, the earnings per share represent the contribution to consolidated Jefferies Group, Inc. earnings per share for basic and diluted.

                                                    [JEFFERIES GROUP, INC. LOGO]